UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     April 15, 1997
                                                   -------------------

                      GREAT AMERICAN BANCORP, INC.
----------------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


        Delaware                  000-25808           52-1923366
----------------------------------------------------------------------
(State or other jurisdiction    (Commission        (I.R.S. Employer
    of incorporation)            File Number)    Identification Number)


1311 S. Neil St., P.O. Box 1010, Champaign, IL          61824-1010
----------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)

                           (217) 356-2265
----------------------------------------------------------------------
         (Registrant's telephone number, including area code)

Item 5.  Other Events.

     The Registrant incorporates by reference the press release dated April 15, 1997 attached as Exhibits 20, relating to the Registrant's unaudited results for the first quarter of 1997.

Item 7.  Financial Statements and Exhibits.

     The Registrant incorporates by reference the press release dated April 15, 1997 attached as Exhibits 20, relating to the Registrant's unaudited results for the first quarter of 1997.

                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Great American Bancorp, Inc.
                                     ----------------------------
                                              (Registrant)

Date      April 23, 1997             /s/ Jane F. Adams
    ---------------------------      ----------------------------
                                     Jane F. Adams
                                     Chief Financial Officer

                            EXHIBIT INDEX
                        ---------------------

Exhibit
  No.                      Description               Method of Filing
----------------------------------------------------------------------
  20                       News Release               Filed herewith
                           Dated 4/15/97

Exhibit 20

                          NEWS RELEASE


FOR IMMEDIATE RELEASE
April 15 , 1997

Contact:  Ms. Jane F. Adams
          Chief Financial Officer and Investor Relations
          (217) 356-2265

                  GREAT AMERICAN BANCORP, INC.
         UNAUDITED RESULTS 1ST QUARTER 1997 -- $191,000

Champaign, Illinois, April 15, 1997 - Great American Bancorp, Inc. (NASDAQ/GTPS). Great American Bancorp, Inc., the holding company for First Federal Savings Bank of Champaign-Urbana, Champaign, Illinois, reported earnings of $191,000 for the quarter ended March 31, 1997, an increase of $19,000, or 11.0%, above the $172,000 reported for the quarter ended March 31, 1996. Primary earnings per share were $0.12 in 1997, compared to $0.09 in 1996, while fully diluted earnings per share were $0.10 in 1997, compared to $0.08 in 1996.

Net interest income was $1,375,000 for the quarter ended March 31, 1997, compared to $1,329,000 for the first quarter of 1996, an increase of $46,000, or 3.5%. The provision for loan losses was $39,000 in 1997, $11,000, or 22.0%, lower than the $50,000 recorded for the first quarter of 1996. Noninterest income of $158,000 for 1997 was $7,000 less than the $165,000 recorded for the first quarter of 1996. Noninterest expense totaled $1,165,000 in 1997, $27,000 or 2.4%, higher than the $1,138,000 recorded for the quarter ended March 31, 1996.

Total assets at March 31, 1997 were $137.9 million, an increase of $17.4 million, or 14.4%, from total assets of $120.5 million at March 31, 1996.

First Federal Savings Bank of Champaign-Urbana is head quartered in Champaign, Illinois, and operates through its administrative/branch office in Champaign and through two other full service branches located in Champaign and Urbana. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.

Great American Bancorp, Inc. stock is traded on the NASDAQ National Market System under the symbol "GTPS."


                              ###
                          GTPS-pr-97-07

Great American Bancorp, Inc.
Consolidated Balance Sheet
March 31, 1997 and March 31, 1996
(unaudited, in thousands)

                                                As of              As of
                                           March 31, 1997     March 31, 1996
-----------------------------------------------------------------------------
ASSETS
Cash and due from banks                     $      25,685      $      26,116
Investment securities:
 Available for sale                                    --              5,841
 Held to maturity                                   6,296              1,400
Loans                                              97,181             78,204
 Allowance for loan losses                           (408)              (292)
                                            --------------------------------
  Net loans                                        96,773             77,912
Premises and equipment                              7,237              7,227
Federal Home Loan Bank stock                          454                454
Other assets                                        1,453              1,590
                                            --------------------------------
   Total assets                             $     137,898      $     120,540
                                            ================================
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
 Deposits
  Noninterest bearing                       $       4,618      $       4,114
  Interest bearing                                102,746             82,040
                                            --------------------------------
   Total deposits                                 107,364             86,154
 Other liabilities                                  1,362              1,174
                                            --------------------------------
   Total liabilities                              108,726             87,328
                                            --------------------------------
STOCKHOLDERS' EQUITY
Preferred stock, $0.01 par value
 Authorized and unissued --
  1,000,000 shares                                     --                 --
Common stock, $0.01 par value
 Authorized -- 7,000,000 shares
 Issued -- 2,052,750 shares
 Outstanding -- 1,588,478 and
  1,849,562 shares                                     21                 21
Paid-in-capital                                    19,516             19,374
Retained earnings --
  substantially restricted                         15,964             16,356
Net unrealized loss on securities
 available for sale                                    --                (94)
                                            --------------------------------
                                                   35,501             35,657
Less:
 Treasury stock -- 292,774                         (4,343)                --
 Unearned employee stock
  ownership plan shares                            (1,071)            (1,339)
 Unearned incentive plan shares                      (915)            (1,106)
                                            --------------------------------
                                                   (6,329)            (2,445)
                                            --------------------------------
Total stockholders' equity                         29,172             33,212
                                            --------------------------------
Total liabilities and
 stockholders' equity                       $     137,898      $     120,540
                                            ================================

Great American Bancorp, Inc.
Consolidated Income Statement
For the Three Months Ended March 31, 1997 and March 31, 1996
(unaudited, in thousands, except share data)

                                            Quarter Ended      Quarter Ended
                                           March 31, 1997     March 31, 1996
----------------------------------------------------------------------------
Interest income:
 Loans
  Mortgage                                   $      1,615      $       1,252
  Consumer and other loans                            447                426
 Investment securities                                 85                101
 Deposits with financial
  institutions and other                              288                298
                                            --------------------------------
   Total interest income                            2,435              2,077
                                            --------------------------------
Interest expense:
 Deposits                                           1,052                741
 Other                                                  8                  7
                                            --------------------------------
   Total interest expense                           1,060                748
                                            --------------------------------
   Net interest income                              1,375              1,329
Provision for loan losses                              39                 50
                                            --------------------------------
   Net interest income after
     provision for loan losses                      1,336              1,279
                                            --------------------------------
Noninterest income:
 Income from joint venture                              5                 15
 Commissions                                            8                  9
 Service charges on deposit accounts                   94                 87
 Other customer fees                                   34                 16
 Net gains on loan sales                               --                 19
 Other income                                          17                 19
                                            --------------------------------
   Total noninterest income                           158                165
                                            --------------------------------
Noninterest expense:
 Salaries and employee benefits                       640                610
 Net occupancy and equipment expenses                 191                169
 Data processing fees                                  53                 49
 Deposit insurance expense                             14                 51
 Legal and professional fees                           61                 58
 Marketing and advertising expenses                    42                 32
 Other expenses                                       164                169
                                            --------------------------------
   Total noninterest expense                        1,165              1,138
                                            --------------------------------
   Income before income tax                           329                306
Income tax expense                                    138                134
                                            --------------------------------
   Net income                               $         191      $         172
                                            ================================
Earnings per share:
 Assuming no dilution                       $        0.12      $        0.09
                                            ================================
 Assuming full dilution                     $        0.10      $        0.08
                                            ================================

Great American Bancorp, Inc.
Selected Financial Data
(unaudited, in thousands, except per share data)

                                                 As of            As of
                                            March 31, 1997    March 31, 1996
----------------------------------------------------------------------------
Total assets                                $     137,898      $     120,540
Total loans, net                                   96,773             77,912
Loan loss reserve                                     408                292
Non-performing assets                                 217                548
Non-performing assets to total assets               0.16%              0.45%
Allowance for loan losses to total assets           0.30%              0.24%
Investment securities                               6,296              7,241
Total deposits                                    107,364             86,154
Checking deposits                                  19,109             17,832
Money market deposits                               7,090              6,804
Passbook savings deposits                          15,797             16,892
Certificates of deposit                            65,368             44,626
Total stockholders' equity                         29,172             33,212
Book value per share                                18.36              17.96



                                                     Three Months Ended
                                              March, 1997        March, 1996
----------------------------------------------------------------------------
Net interest margin                                 4.48%              4.99%
ROA (annualized)                                    0.57%              0.58%
ROE (annualized)                                    2.63%              2.03%